News Release

TranSwitch Corporation Announces

First Quarter 2012 Financial Results

And Registered Direct Offering

SHELTON, CT – May 8, 2012 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for the converging voice, data and video network, today announced financial results for the first quarter ended March 31, 2012 and that it entered into securities purchase agreements with certain purchasers for the sale of approximately $2,779,491 of the Company’s common stock.

First Quarter Results

Net revenues for the first quarter of 2012 were approximately $3.7 million, as compared to net revenues of $6.3 million for the fourth quarter of 2011 and $8.2 million for the first quarter of 2011. Net loss for the first quarter of 2012 was ($6.1) million, or ($0.20) per basic and diluted common share, as compared to a net loss of ($11.9) million, or ($0.39) per basic and diluted common share for the fourth quarter of 2011, and a net loss of ($3.1) million, or ($0.13) per basic and diluted common share for the first quarter of 2011.

The GAAP gross margin for the first quarter was 59%. This is compared to the Company's GAAP gross margin of 58% for the fourth quarter of 2011, and 64% for the first quarter of 2011.

Total non-GAAP operating expenses for the first quarter of 2012 were $7.5 million, as compared to $7.7 million in the fourth quarter of 2011 and $7.4 million in the first quarter of 2011. Non-GAAP operating expenses for the first quarter of 2012 exclude $0.1 million in amortization of purchase price intangibles and $0.5 million in stock-based compensation. Total GAAP operating expenses for the first quarter of 2012 were $8.1 million, as compared to $15.4 million in the fourth quarter of 2011 and $8.1 million in the first quarter of 2011.

Non-GAAP operating loss for the first quarter of 2012 was ($5.3) million, compared to a non-GAAP operating loss of ($4.1) million for the fourth quarter of 2011 and a non-GAAP operating loss of ($2.1) million for the first quarter of 2011. On a GAAP basis, the operating loss for the first quarter of 2012 was ($5.9) million, compared to an operating loss of ($11.8) million for the fourth quarter of 2011 and an operating loss of ($2.8) million for the first quarter of 2011.

Non-GAAP net loss for the first quarter of 2012 was ($5.5) million, or ($0.18) per share, compared with a non-GAAP net loss of ($4.2) million, or ($0.14) per share, for the fourth quarter of 2011 and a non-GAAP net loss of ($2.4) million, or ($0.10) per share, for the first quarter of 2011.

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TranSwitch Corporation Announces First Quarter 2012 Results And Registered Direct Offering	2

Further information about non-GAAP measures is provided below and a reconciliation of the non-GAAP measures to the comparable GAAP results is provided after the financial statements attached to this release.

“While the results of the first quarter were disappointing, we continue to make progress toward the launch of our new video connectivity business,” stated Dr. M. Ali Khatibzadeh, President and CEO of TranSwitch Corporation. “We are steadily expanding the list of potential customers for HDplay™ products and are anticipating production start in the third quarter. Equally important, we have introduced our first mobile product, HDmobile™, with a compelling set of features for the fast growing market of smart phones and tablets.”

The Company will provide revenue outlook for 2013 on its conference call today.

Registered Direct Offering

The Company entered into a Securities Purchase Agreement dated May 8, 2012 (the “Investor Purchase Agreement”) with certain purchasers to sell 1,315,006 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), for gross proceeds of $2,445,911 (the “Investor Offering”). Each share of Common Stock was sold for a purchase price of $1.86.

 The Company also entered into a Securities Purchase Agreement dated May 8, 2012 (the “Director and Officer Purchase Agreement”) with certain officers and members of the Company’s board of directors to sell up to 161,150 shares of the Company’s Common Stock, for gross proceeds of $333,580 (the “Director and Officer Offering” and together with the Investor Offering, the “Registered Direct Offering”). Each share of Common Stock in the Director and Officer Offering was sold for a purchase price of the greater of $2.07, which was equal to or greater than the consolidated closing bid price immediately preceding the time the Company entered into the Director and Officer Purchase Agreement, or the price that will be the consolidated closing bid price on May 10, 2012.

The Common Stock offered by the Company in the Registered Direct Offering was offered pursuant to a prospectus supplement dated May 8, 2012 and an accompanying prospectus dated October 21, 2009, pursuant to the Company’s effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “Commission”) on October 21, 2009 and declared effective by the Commission on October 28, 2009. Copies of the prospectus supplement and accompanying prospectus may be obtained directly from the Company by contacting TranSwitch Corporation, 3 Enterprise Drive, Shelton, CT 06840. This announcement is neither an offer to sell nor a solicitation of an offer to buy any shares of common stock of the Company.

The Company expects to receive total net proceeds from the transaction of approximately $2,729,491 after deducting estimated offering expenses. Proceeds from this transaction will be used for general corporate purposes.

Conference Call Information

Additional details on TranSwitch’s first quarter 2012 financial results and the registered direct offering will be discussed during a conference call regarding this announcement today at 5:30 pm Eastern time. To listen to the live call, investors can dial 719-457-2665 and reference confirmation code: 9865405. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through May 18, 2012. To access the replay, dial 719-457-0820 and enter confirmation code: 9865405. Investors can also access an audio webcast which will be broadcast through Vcall’s Investor Calendar at www.investorcalendar.com or the Company’s website at www.transwitch.com. This audio webcast will also be available on a replay basis for 10 business days.

TranSwitch Corporation Announces First Quarter 2012 Results And Registered Direct Offering	3

About TranSwitch Corporation

TranSwitch Corporation (NASDAQ: TXCC) designs, develops and supplies innovative integrated circuit (IC) and intellectual property (IP) solutions that provide core functionality for voice, data and video communications equipment for network, enterprise and customer premises applications.  We provide integrated multi-core network processor System-on-a-Chip (SoC) solutions and software solutions for Fixed, 3G and 4G Mobile, VoIP and Multimedia Infrastructures. For the customer-premises market, we offer interoperable connectivity solutions that provide a bridge between HDMI and DisplayPort and enable the distribution and presentation of high-definition (HD) content for consumer electronic and personal computer markets and also provide a family of communications processors that provide best-in-class performance for a range of applications.  Overall, we have over 100 active customers, including the leading global telecom equipment providers, semiconductor and consumer product companies. For more information, please visit www.transwitch.com.

Forward-looking statements

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements regarding TranSwitch, its operations and its financial results, involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risks associated with downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch’s products and products developed by TranSwitch’s customers; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks in technology development and commercialization; risks of failing to attract and retain key managerial and technical personnel; risks relating to TranSwitch’s available cash; risks associated with acquiring new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments, restructuring charges and benefits from the reversal of accrued royalties. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

TranSwitch Corporation Announces First Quarter 2012 Results And Registered Direct Offering	4

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance as the Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits from the reversal of accrued royalties provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

For more information contact:

Robert A. Bosi
Vice President and Chief Financial Officer
Phone: 203.929.8810 ext. 2465

Mary Lombardo

Investor Relations

Phone: 203.929.8810 ext. 2254

TranSwitch Corporation Announces First Quarter 2012 Results And Registered Direct Offering	5

TranSwitch Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except for per share amounts)

	Three Months Ended
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011
Net revenues:
Product revenues	$3,162	$5,018	$5,811
Service revenues	519	1,292	2,416
Total net revenues	3,681	6,310	8,227

Cost of revenues:
Cost of product revenues	1,119	2,131	1,780
Provision for excess and obsolete inventories	231	42	160
Cost of service revenues	161	499	1,004
Total cost of revenues	1,511	2,672	2,944
Gross profit	2,170	3,638	5,283

Operating expenses:
Research and development	4,336	5,158	4,565
Marketing and sales	1,642	1,499	1,988
General and administrative	2,132	1,758	1,859
Restructuring charges	—	(6,949)	467
Impairment of goodwill and intangibles	—	14,312	—
Reversal of accrued royalties and other	(58)	(333)	(750)
Total operating expenses	8,052	15,445	8,129
Operating loss (Note 1)	(5,882)	(11,807)	(2,846)

Other (expense) income:
Other (expense) income	(101)	8	(5)
Interest income (expense):
Interest income	23	25	24
Interest expense	(9)	(6)	(125)
Interest income (expense), net	14	19	(101)
Total other (expense) income, net	(87)	27	(106)

Loss before income taxes	(5,969)	(11,780)	(2,952)
Income tax expense	114	157	197
Net loss	$(6,083)	$(11,937)	$(3,149)

Net loss per common share – basic and diluted	$(0.20)	$(0.39)	$(0.13)
Weighted average common shares outstanding – basic and diluted	30,685	30,555	23,655

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$6	$6	$21
Research and development	120	156	211
Marketing and sales	111	107	128
General and administrative	295	269	322
Total	$532	$538	$682

TranSwitch Corporation Announces First Quarter 2012 Results And Registered Direct Offering	6

TranSwitch Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands)

	March 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$5,082	$7,554
Accounts receivable, net	4,221	6,375
Inventories	1,684	1,988
Prepaid expenses and other current assets	2,003	1,876

Total current assets	12,990	17,793

Property and equipment, net	1,245	1,355
Goodwill	5,271	5,271
Other intangible assets, net	1,383	1,461
Other assets	1,840	1,738

Total assets	$22,729	$27,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Credit facility	$1,350	$—
Accounts payable, accrued expenses and other current liabilities	10,755	10,932
Current portion of restructuring liabilities	1,551	1,995

Total current liabilities	13,656	12,927

Restructuring liabilities	2,329	2,485

Total liabilities	15,985	15,412

Total stockholders’ equity	6,744	12,206

Total liabilities and stockholders’ equity	$22,729	$27,618

TranSwitch Corporation Announces First Quarter 2012 Results And Registered Direct Offering	7

TRANSWITCH CORPORATION

Supplemental Reconciliation of GAAP Results to Non-GAAP

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2012	2011	2011
GAAP gross profit	$2,170	$3,638	$5,283
Add:
Stock-based compensation	6	6	21
Non-GAAP gross profit	$2,176	$3,644	$5,304

GAAP gross margin	59.0%	57.7%	64.2%
Stock-based compensation	0.2%	0.1%	0.3%
Non-GAAP gross margin	59.1%	57.7%	64.5%

GAAP research and development expenses	$4,336	$5,158	$4,565
Less:
Amortization of purchase accounting intangibles	35	39	113
Stock-based compensation	120	156	211
Non-GAAP research and development expenses	$4,181	$4,963	$4,241

GAAP selling, general, and administrative expenses	$3,774	$3,257	$3,847
Less:
Amortization of purchase accounting intangibles	43	127	283
Stock-based compensation	406	376	450
Non-GAAP selling, general, and administrative expenses	$3,325	$2,754	$3,114

GAAP operating expenses	$8,052	$15,445	$8,129
Less:
Amortization of purchase accounting intangibles	78	166	396
Stock-based compensation	526	532	661
Reversal of accrued royalties and other	(58)	(333)	(750)
Impairment of goodwill and intangibles	-	14,312	-
Restructuring charges	-	(6,949)	467
Non-GAAP operating expenses	$7,506	$7,717	$7,355
Non-GAAP operating loss	$(5,330)	$(4,073)	$(2,051)

GAAP net loss	$(6,083)	$(11,937)	$(3,149)
Add:
Amortization of purchase accounting intangibles	78	166	396
Stock-based compensation	532	538	682
Reversal of accrued royalties and other	(58)	(333)	(750)
Impairment of goodwill and intangibles	-	14,312	-
Restructuring charges	-	(6,949)	467
Non-GAAP net loss	$(5,531)	$(4,203)	$(2,354)

Non-GAAP basic net loss per share	$(0.18)	$(0.14)	$(0.10)
Basic shares used to calculate non-GAAP net loss per share	30,685	30,555	23,655